   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1998
                                          Registration Statement No.33-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                               CHICO'S FAS, INC.
             (Exact name of Registrant as specified in its charter)

               FLORIDA                              59-2389435
    (State or other jurisdiction                 (I.R.S. Employer
  of incorporation or organization)            Identification Number)

                              11215 METRO PARKWAY
                           FORT MYERS, FLORIDA 33912
                                 (941) 277-6200
                         (Address, including zip code,
                  of Registrant's principal executive offices)

                               CHICO'S FAS, INC.
                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PROGRAM
                            (Full title of the plan)

                         MARVIN J. GRALNICK, PRESIDENT
                              11215 METRO PARKWAY
                           FORT MYERS, FLORIDA 33912
                                 (941) 277-6200
           (Name, address, including zip code, and telephone number
                   including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

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

=======================================================================================================================
    Title of Securities      Amount to be    Proposed Maximum Offering       Proposed Maximum         Amount of
     to be Registered         Registered        Price Per Share(1)          Aggregate Offering     Registration Fee
                                                                                 Price(1)
=======================================================================================================================
Common Stock. . . . . . . .   15,000 shs.            $23.3125                  $ 349,687.50             $97.21

=======================================================================================================================

(1) Estimated pursuant to Rule 457(c), solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the common stock reported on the NASDAQ National Market System on December 21, 1998.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


INCORPORATION OF DOCUMENTS BY REFERENCE.

This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on Form S-8 relating to the Non-Employee Directors' Stock Option Program is already effective. Pursuant to General Instruction E of this form, the contents of the Company's previous registration statement (Registration Statement No. 333-51297) are incorporated herein by reference.



ITEM 8.    EXHIBITS.
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

Exhibit
Number        Description
-------       -----------
5             Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to
              the legality of the Common Stock being registered.

23.1          Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association
              (contained in Exhibit 5).

23.2          Consent of Arthur Andersen LLP.

24            Powers of Attorney (contained in signature page).

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                                     II-2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Myers, State of Florida, on the 21st day of December, 1998.

                                          CHICO'S FAS, INC.


                                          By: /s/ Marvin J. Gralnick
                                             ----------------------------------
                                             Marvin J. Gralnick, President
                                             and Chief Executive Officer



     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of Chico's FAS, Inc., for himself and not for one another, does hereby constitute and appoint Marvin J. Gralnick Charles J. Kleman, and Scott
A. Edmonds, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to any and all amendments, including post-effective amendments, to this registration statement, with respect to the proposed issuance, sale and delivery of shares of its Common Stock, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and each of the undersigned for himself hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

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

SIGNATURE                                                        TITLE                             DATE
---------                                                        -----                             ----
/s/ Marvin J. Gralnick                                 President, Chief Executive           December 21, 1998
----------------------------                         Officer and Director (Principal
Marvin J. Gralnick                                          Executive Officer)



/s/ Charles J. Kleman                                   Chief Financial Officer,            December 21, 1998
----------------------------                            Executive Vice President -
Charles J. Kleman                                    Finance and Director (Principal
                                                     Financial Officer and Principal
                                                           Accounting Officer)



/s/ Helene B. Gralnick                                          Director                    December 21, 1998
----------------------------
Helene B. Gralnick

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                                     II-3


SIGNATURE                                                         TITLE                                   DATE
---------                                                         -----                                   ----

/s/ Verna K. Gibson                                              Director                           December 21, 1998
-----------------------------
Verna K. Gibson


/s/ Ross E. Roeder                                               Director                           December 21, 1998
-----------------------------
Ross E. Roeder


/s/ John Burden                                                  Director                           December 21, 1998
-----------------------------
John Burden

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                                     II-4





                                 EXHIBIT INDEX

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

Exhibit
Number          Description
--------        -----------
  5             Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association,
                as to the legality of the Common Stock being registered.

  23.1          Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association
                (contained in Exhibit 5).

  23.2          Consent of Arthur Andersen LLP.

  24            Powers of Attorney (contained in signature page).